UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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VAXART, INC.
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Vaxart, Inc. issued the following press release on June 21, 2023:

Vaxart Encourages All Stockholders of Record as of April 28, 2023 to Vote by June 25, 2023, at 11:59 p.m. ET

SOUTH SAN FRANCISCO, Calif., June 21, 2023 (GLOBE NEWSWIRE) – Vaxart, Inc. (Nasdaq: VXRT) today encourages its stockholders of record on April 28, 2023, to vote on its proxy if they have not yet done so. The Company urges a yes vote on all Proxy proposals. Leading proxy advisors ISS and Glass Lewis are both advising shareholders to vote in favor of all proposals.

Currently, all proposals are supported by a majority of shares already voted. However, the required quorum of voting shares representing 50% of outstanding has not been met.

Vaxart asks that all shareholders vote their proxy, no matter how many shares they own. Stockholders of record on April 28, 2023, may vote their shares or change their votes in favor of all Proxy Proposals if their ballots are cast by the deadline of Sunday, June 25, 2023, at 11:59 p.m. Eastern Time.

Stockholders of record on April 28, 2023, are encouraged to vote over the internet at (1) http://www.proxyvote.com, (2) by telephone by calling the toll-free number (800) 690-6903, or (3) if you elected to receive printed proxy materials by mail, by marking, dating, and signing your proxy card and returning it in the accompanying postage-paid envelope.

Vaxart’s 2023 Annual Meeting of Stockholders will be held on Monday, June 26, 2023, at 1:00 p.m. Eastern Time.

Stockholders of Vaxart are also urged to read the definitive proxy statement on Schedule 14A filed by Vaxart with the U.S. Securities and Exchange Commission (SEC) on April 28, 2023, and all other relevant documents filed with the SEC for important information about the Proxy proposals to be voted on at the Annual Meeting.

About Vaxart
Vaxart is a clinical-stage biotechnology company developing a range of oral recombinant vaccines based on its proprietary delivery platform. Vaxart vaccines are designed to be administered using pills that can be stored and shipped without refrigeration and eliminate the risk of needle-stick injury. Vaxart believes that its proprietary pill vaccine delivery platform is suitable to deliver recombinant vaccines, positioning the company to develop oral versions of currently marketed vaccines and to design recombinant vaccines for new indications. Vaxart’s development programs currently include pill vaccines designed to protect against norovirus, coronavirus, seasonal influenza, and respiratory syncytial virus (RSV), as well as a therapeutic vaccine for human papillomavirus (HPV), Vaxart’s first immune-oncology indication. Vaxart has filed broad domestic and international patent applications covering its proprietary technology and creations for oral vaccination using adenovirus and TLR3 agonists.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements that involve substantial risks and uncertainties. All statements, other than statements of historical facts, included in this press release regarding Vaxart's strategy, prospects, plans and objectives, results from preclinical and clinical trials and the timing of such results, commercialization agreements and licenses, and beliefs and expectations of management are forward-looking statements. These forward-looking statements may be accompanied by such words as "should," "believe," "could," "potential," "will," "expected," “anticipate,” "plan," and other words and terms of similar meaning. Examples of such statements include, but are not limited to, statements relating to Vaxart's ability to develop and commercialize its product candidates, including its vaccine booster products; Vaxart's expectations regarding clinical results and trial data, and the timing of receiving and reporting such clinical results and trial data; and Vaxart's expectations with respect to the effectiveness of its product candidates. Vaxart may not actually achieve the plans, carry out the intentions, or meet the expectations or projections disclosed in the forward-looking statements, and you should not place undue reliance on these forward-looking statements. Actual results or events could differ materially from the plans, intentions, expectations, and projections disclosed in the forward-looking statements. Various important factors could cause actual results or events to differ materially from the forward-looking statements that Vaxart makes, including risks and uncertainties inherent in research and development, including the ability to meet anticipated clinical endpoints, commencement, and/or completion dates for clinical trials, regulatory submission dates, regulatory approval dates, and/or launch dates, as well as the possibility of unfavorable new clinical data and further analyses of existing clinical data; the risk that clinical trial data are subject to differing interpretations and assessments by regulatory authorities; whether regulatory authorities will be satisfied with the design of and results from the clinical studies; decisions by regulatory authorities impacting labeling, manufacturing processes, and safety that could affect the availability or commercial potential of any product candidate, including the possibility that Vaxart's product candidates may not be approved by the FDA or non-U.S. regulatory authorities; that, even if approved by the FDA or non-U.S. regulatory authorities, Vaxart's product candidates may not achieve broad market acceptance; that a Vaxart collaborator may not attain development and commercial milestones; that Vaxart or its partners may experience manufacturing issues and delays due to events within, or outside of, Vaxart's or its partners' control; difficulties in production, particularly in scaling up initial production, including difficulties with production costs and yields, quality control, including stability of the product candidate and quality assurance testing, shortages of qualified personnel or key raw materials, and compliance with strictly enforced federal, state, and foreign regulations; that Vaxart may not be able to obtain, maintain, and enforce necessary patent and other intellectual property protection; that Vaxart's capital resources may be inadequate; Vaxart's ability to resolve pending legal matters; Vaxart's ability to obtain sufficient capital to fund its operations on terms acceptable to Vaxart, if at all; the impact of government healthcare proposals and policies; competitive factors; and other risks described in the "Risk Factors" sections of Vaxart's Quarterly and Annual Reports filed with the SEC. Vaxart does not assume any obligation to update any forward-looking statements, except as required by law.

Important Additional Information

Vaxart filed a definitive proxy statement (the “Proxy Materials”) with the SEC. This press release is not a substitute for the Proxy Materials or any other documents that Vaxart has filed or may file with the SEC or send to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, VAXART URGES INVESTORS AND STOCKHOLDERS TO READ THESE MATERIALS CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VAXART, THE ANNUAL MEETING, AND RELATED MATTERS.

You may obtain free copies of the Proxy Materials and all other documents filed or that will be filed with the SEC regarding the Annual Meeting at the website maintained by the SEC at www.sec.gov. Investors and stockholders are urged to read the Proxy Materials and the other relevant materials before making any voting or investment decision with respect to the proposed transactions.

Participants in the Solicitation

Vaxart and its directors and executive officers and certain of its other members of management, employees, and agents, may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information about Vaxart’s directors and executive officers is included in Vaxart’s filings with the SEC, including Vaxart’s Annual Report on Form 10-K for the year ended December 31, 2022 and the Proxy Materials. These documents can be obtained free of charge from the source indicated above.

No Offer or Solicitation

This press release will not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Vaxart Media Relations:	Investor Relations:
Mark Herr	Andrew Blazier
Vaxart, Inc.	FINN Partners
mherr@vaxart.com	IR@vaxart.com
(203) 517-8957	(646) 871-8486